UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

______________________

Date of Report (Date of earliest event reported):      August 9, 2006

eCollege.com

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

One N. LaSalle Street, Suite 1800, Chicago, Illinois 60602

(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 706-1710

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2006, the Company issued a press release announcing its second quarter 2006 earnings. The information contained in the press release dated August 9, 2006 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

In the press release, the Company discloses adjusted net income and free cash flow for the quarter and six months ended June 30, 2006 and provides guidance on these metrics for the quarter ending September 30, 2006. Adjusted net income and free cash flow are considered “non-GAAP financial measures” under Securities and Exchange Commission rules. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

The press release contains a reconciliation of income from operations on a GAAP basis to adjusted income from operations, a reconciliation of net income on a GAAP basis to adjusted net income, adjusted EBITDA and free cash flow, and a reconciliation of net income per diluted share on a GAAP basis to adjusted net income per diluted share for the quarter and six months ended June 30, 2006, as well as a reconciliation of net income guidance on a GAAP basis to adjusted net income guidance, adjusted EBITDA and free cash flow guidance for the three months ending September 30, 2006. Management believes, based upon feedback from investors, analysts and other users of the Company’s financial information, that these metrics, as adjusted, are appropriate measures of the operating performance of the Company because they are an indication of the resources available for strategic opportunities and are used by many investors to assess the Company’s profitability from current operations. Further, management believes, based on feedback from analysts, that these adjusted metrics are important measures that analysts use in estimating and analyzing results for the Company, which estimates are used by investors and potential investors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated August 9, 2006, "eCollege® Announces Record Second Quarter Revenue of $28.3 Million, Up 23 Percent from 2005."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2006

eCollege.com
By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 9, 2006, "eCollege® Announces Record Second Quarter Revenue of $28.3 Million, Up 23 Percent from 2005."